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                                                                    Exhibit 10.5

               LUMINEX CORPORATION 2000 LONG-TERM INCENTIVE PLAN

                         SUMMARY OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of Common Stock of Luminex Corporation, a Delaware corporation (the "Company"), on the terms and conditions set forth below and in accordance with the Stock Option Award Agreement (the "Agreement") to which this Summary of Stock Option Grant is attached and the Luminex Corporation 2000 Long-Term Incentive Plan (the "Plan"):

   Optionee Name:
                                          ----------------------------------

   Total Number of Shares Granted:
                                          ----------------------------------

   Date of Grant (the "Effective Date"):  __________ ___, 200__

   Date of Expiration:                    __________ ___, 200__

   Exercise Price per Share:              $ _________________________________

   Type of Option (check one):            [ ]    Incentive Stock Option
                                          [ ]    Nonqualified Stock Option

   Vesting Schedule:        The Option shall vest over a period of time and
                            shares of Common Stock subject to the Option shall become purchasable in accordance with the following schedule:



   Option May be Pledged (check one):     [ ]    Yes
                                          [ ]    No

By your signature and the signature of the Company's representative below, you and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and the Agreement, both of which are attached to and made a part of this document.

OPTIONEE                                  LUMINEX CORPORATION

                                          By:
----------------------------------                 -----------------------
                                          Name:
                                                   -----------------------
Address:
           -----------------------        Title:   -----------------------
           -----------------------
           -----------------------
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               LUMINEX CORPORATION 2000 LONG-TERM INCENTIVE PLAN

                          CONSENT OF OPTIONEE'S SPOUSE

     I have reviewed the Stock Option Award Agreement, the Summary of Stock Option Grant, and the Luminex Corporation 2000 Long-Term Incentive Plan and agree to and accept all of the terms set forth therein to the extent of any interest I may now have or may have in the future pursuant to the grant of the Option described therein to my spouse.


                                 OPTIONEE'S SPOUSE:



                                 __________________________________________
                                 [Signature of Optionee's Spouse, if any]
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                         STOCK OPTION AWARD AGREEMENT

     THIS AGREEMENT is made as of the Effective Date (as set forth on the Summary of Stock Option Grant) between Luminex Corporation, a Delaware corporation (the "Company"), and Optionee, pursuant to the Company's 2000 Long-Term Incentive Plan (the "Plan").

     The Board of Directors of the Company (the "Board") or a Committee designated by the Board has authority to grant Options under the Plan to employees, outside directors and consultants of the Company and its Affiliates.

     The Board or the Committee, as appropriate, has determined to award Optionee the Option described in this Agreement;

     The Company and Optionee agree as follows:

     1.   Effect of Plan and Authority of Board.  This Agreement and the Option
          -------------------------------------
granted hereunder are subject to the Plan, which is incorporated herein by reference. The Board is authorized to make all determinations and interpretations with respect to matters arising under the Plan, this Agreement and the Option granted hereunder. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Plan or in the Summary of Stock Option Grant, which is attached hereto and incorporated herein by this reference for all purposes.

     2.   Grant of Option.  On the terms and conditions set forth in this
          ---------------
Agreement, the Summary of Stock Option Grant and the Plan, as of the Effective Date, the Company hereby grants to Optionee the option to purchase the number of shares of Common Stock set forth on the Summary of Stock Option Grant at the Exercise Price per share set forth on the Summary of Stock Option Grant (the "Option"). The Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, as provided in the Summary of Stock Option Grant. If the Option is intended to be an Incentive Stock Option, it is agreed that the exercise price is at least 100% of the Fair Market Value of a share of Common Stock on the Effective Date (110% of Fair Market Value if Optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, within the meaning of Section 422(b)(6) of the Code).

     3.   Exercise of Option.
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     (a)  General.  Except as provided in Section 7.6 of the Plan, the Option may not be exercised unless Optionee shall have been in the continuous employ of the Company or an Affiliate from the Effective Date until the date of exercise of the Option.

     (b) Exercise for Non-restricted Common Stock. To the extent that the Option has not otherwise been previously exercised pursuant to paragraph 3(c) hereof, the Option shall become exercisable for shares of non-restricted Common Stock in installments in accordance with the Vesting Schedule set forth on the Summary of Stock Option Grant, provided that Optionee has remained in the continuous employment of the Company or an Affiliate from the Effective Date until each respective vesting date. Each such installment shall be exercisable, as to any or all the shares
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covered by the installment, at any time or times after such vesting date and until the expiration or termination of the Option.

(c) Exercise for Restricted Stock. Notwithstanding the provisions in subparagraph (b) above relating to the exercise of the Option for non-restricted Common Stock in installments pursuant to the Vesting Schedule set forth on the Summary of Stock Option Grant, while Optionee remains in the employ of the Company or an Affiliate the Option may be exercised as to any and all shares of Common Stock covered hereby prior to the dates set forth for the vesting thereof pursuant to the Vesting Schedule; provided, however, that any shares of Common Stock purchased pursuant to the exercise of the Option in excess of the number of shares otherwise then exercisable pursuant to the Vesting Schedule shall be shares of Restricted Stock, the Restriction Period for which shall begin on the Effective Date and end on the date such shares could otherwise have been purchased pursuant to this Option in accordance with the Vesting Schedule set forth on the Summary of Stock Option Grant. During the Restriction Period the shares of Restricted Stock shall be subject to (i) the restrictions set forth in a Restricted Stock Agreement in a form prescribed by the Board or the Committee, as the case may be, which Optionee shall be required to enter into as a condition precedent to Optionee's exercise of the Option pursuant to this paragraph 3(c) and (ii) the following provisions and restrictions, in addition to the restrictions and provisions otherwise set forth herein and in the Plan:

                    (i) In the event of Optionee's termination of employment or service with the Company and its Affiliates during the Restriction Period, all shares of Restricted Stock with respect to which the Restriction Period has not ended shall be forfeited to the Company and the Company shall pay to Optionee an amount equal to the lesser of the price paid by Optionee upon exercise of the shares so forfeited or the Fair Market Value of the shares on the date of forfeiture;

                    (ii) Optionee shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period has expired and the Company shall retain custody of the Restricted Stock during the Restriction Period; and

                    (iii) Optionee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period.

     (d) In no event shall the Option be exercisable in whole or in part after the Expiration Date as set forth on the Summary of Stock Option Grant.

     (e) Upon exercise of the Option, the exercise price of the Option shall be payable to the Company in the manner specified in Section 7.5 of the Plan.

     (f) Promptly after demand by the Company, and at its direction, Optionee shall pay to the Company or the appropriate Affiliate an amount equal to the applicable withholding taxes due in connection with the exercise of the Option. Pursuant to Section 14.5 of the Plan, such withholding taxes may be paid in cash or, subject to the further provisions of this Section 2(f), in

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whole or in part, by having the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the Option a number of shares of Common
Stock having a value equal to the amount of such withholding taxes or by delivering to the Company or the appropriate Affiliate a number of issued and outstanding shares of Common Stock (excluding restricted shares still subject to a risk of forfeiture) having a value equal to the amount of such withholding taxes. The value of any shares of Common Stock so withheld by or delivered to the Company or the appropriate Affiliate shall be based on the Fair Market Value (as defined in the Plan) of such shares on the date on which the tax withholding is to be made. Optionee shall pay to the Company or the appropriate Affiliate in cash the amount, if any, by which the amount of such withholding taxes exceeds the value of the shares of Common Stock so withheld or delivered. An election by Optionee to have shares withheld or to deliver shares to pay withholding taxes (an "Election") must be made at or prior to the time of exercise of the Option. All Elections shall be made in the same manner as is required for the exercise of the Option and shall be made on a form approved by the Company.

     4.   Delivery of Shares.  Delivery of the certificates representing the
          ------------------
shares of Common Stock purchased upon exercise of the Option shall be made promptly after receipt of notice of exercise and full payment of the exercise price and any required withholding taxes; provided, however, that delivery of the certificates representing the shares of Restricted Stock purchased upon exercise of the Option with respect to which the Restriction Period has ended shall be made promptly after the later of receipt of notice of exercise and full payment of the exercise price and the end of Restriction Period, subject to full payment of any required withholding taxes. If the Company so elects, its obligation to deliver shares of Common Stock upon the exercise of the Option and Restricted Stock purchased upon exercise of the Option with respect to which the Restriction Period has ended shall be conditioned upon its receipt from the person exercising the Option of an executed investment letter, in form and content satisfactory to the Company and its legal counsel, evidencing the investment intent of such person and such other matters as the Company may reasonably require. If the Company so elects, the certificate or certificates representing the shares of Common Stock, including any Restricted Stock with respect to which the Restriction Period has ended, issued upon exercise of the Option shall bear a legend in substantially the following form:

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF l933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE FIRST REGISTERED THEREUNDER OR UNLESS THE COMPANY RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT REGISTRATION THEREUNDER IS NOT REQUIRED.

     5.   Market Stand-Off.  In connection with any underwritten public offering
          ----------------
by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer or agree to engage in any of the foregoing transactions with

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respect to, any shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section shall not apply to shares registered in the public offering under the Securities Act of 1933, as amended, and Optionee shall be subject to this Section 5 only if the directors and officers of the Company are subject to similar arrangements.

     6.   Nonassignability.  Unless otherwise indicated on the Summary of Stock
          ----------------
Option Grant, the Option granted hereunder may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If the Option may be pledged as indicated on the Summary of Stock Option Grant, the terms and conditions of such pledge agreement shall be subject to the approval of the Board or Committee, as appropriate. In the case of the death of Optionee or other person entitled to exercise the Option, the Company may require, as a condition to the transfer of the Option by will or pursuant to the laws of descent and distribution or the exercise thereof, that the person entitled to exercise the Option execute and deliver to the Company such instruments and documents as may be reasonably requested by the Company to evidence and confirm such person's right and title to the Option.

     7.   Notices.  All  notices between the parties hereto shall be in writing.
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Notices to the Company shall be given to Luminex Corporation, 12212 Technology
Boulevard, Austin, Texas 78727; Attention: General Counsel. Notices to Optionee shall be given at the address set forth on the Summary of Stock Option Grant. Either party may change their respective address for notice by giving written notice to the other party.

     8.   Relationship With Contract of Employment.
          ----------------------------------------

          (a) The grant of an Option does not form part of Optionee's entitlement to remuneration or benefit pursuant to his contract of employment, if any, nor does the existence of a contract of employment between any person and the Company or an Affiliate give such person any right or entitlement to have an Option granted to him or any expectation that an Option might be granted to him whether subject to any conditions or at all.

          (b) The rights and obligations of Optionee under the terms of his contract of employment with the Company or an Affiliate, if any, shall not be affected by the grant of an Option.

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          (c)  The rights granted to Optionee upon the grant of an Option shall not afford Optionee any rights or additional rights to compensation or damages in consequence of the loss or termination of his office or employment with the Company or an Affiliate for any reason whatsoever.

          (d) Optionee shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being or becoming unable to exercise an Option in consequence of the loss or termination of his office or employment with the Company or an Affiliate for any reason (including, without limitation, any breach of contract by his employer) or in any other circumstances whatsoever.

          9.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware, except as superseded by applicable federal law.

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